                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          VLASIC FOODS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                 [VLASIC LOGO]

                                  Vlasic Plaza
                              Six Executive Campus
                       Cherry Hill, New Jersey 08002-4112

                                                                October 20, 1998

NOTICE OF ANNUAL MEETING OF SHAREOWNERS
TUESDAY, DECEMBER 1, 1998

Dear Fellow Shareowner:

You are cordially invited to attend Vlasic Foods International's 1998 Annual Meeting of Shareowners to be held at the Hyatt Regency Greenwich, in Greenwich, Connecticut, on Tuesday, December 1, 1998, beginning at 10:00 a.m., Eastern Standard Time. The purpose of the meeting is to:

     1. Elect directors.

     2. Ratify the appointment of accountants.

     3. Transact any other business properly brought before the meeting.

If you were a shareowner of record at the close of business on October 2, 1998, you may vote by proxy or in person at the annual meeting. Your vote is important. Whether you plan to attend the annual meeting or not, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD and mail it in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have previously returned your proxy card.

If you wish to attend the annual meeting, you will need to present your admission ticket at the door. Your admission ticket is printed on the back cover of this proxy statement, and directions to the annual meeting are on page 16.

                                               Sincerely yours,

                                               /s/ ROBERT F. BERNSTOCK
                                               Robert F. Bernstock
                                               President and Chief Executive
                                               Officer

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
Questions and Answers About the Annual Meeting..............      1

Election of Directors (Proxy Item No. 1)....................      2
     Structure of the Board.................................      2
     Board Meetings and Committees..........................      4
     Compensation of Directors..............................      5

Ownership of Vlasic Common Stock............................      6
     Ownership by Directors and Executive Officers..........      6
     Ownership by Others....................................      6
     Principal Shareowners..................................      7
     Directors and Executive Officers Stock Ownership
       Reports..............................................      8

Compensation of Executive Officers..........................      8
     Report of the Compensation and Organization
       Committee............................................      8
     Summary of Executive Compensation......................     10
     Summary Compensation Table.............................     10
     Option Grants in Last Fiscal Year......................     11
     Aggregated Option Exercises in Last Fiscal Year and
       Fiscal Year-End Option Values........................     12
     Stock Price Performance Graph..........................     13
     Pension Plans..........................................     14
     Termination Arrangements...............................     14

Ratification of Independent Accountants (Proxy Item No.
  2)........................................................     15

Other Matters...............................................     15

Submission of Shareowners Proposals.........................     15

Map and Directions to Annual Meeting........................     16

PROXY STATEMENT FOR THE VLASIC FOODS INTERNATIONAL INC.
1998 ANNUAL MEETING OF SHAREOWNERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because Vlasic Foods International's ("Vlasic's") Board of Directors is soliciting your proxy to vote your shares at the 1998 Annual Meeting of Shareowners. This proxy statement includes information about the issues to be voted upon at the meeting.

This proxy statement is being mailed to shareowners on or about October 20, 1998, to all shareowners of record at the close of business on October 2, 1998. On this record date, there were 45,488,319 shares of Vlasic common stock outstanding and entitled to vote.

HOW MANY VOTES DO I HAVE?

Each share of Vlasic common stock that you own entitles you to one vote.

HOW DO I VOTE?

You can vote by completing, signing, dating, and returning the enclosed proxy card. When a proxy is returned properly dated and signed, the shares represented thereby will be voted by the person named as the Directors' proxy in accordance with each shareowner's directions. Proxies will also be considered to be confidential voting instructions to the applicable Trustee with respect to shares held in accounts under the Vlasic Foods International Savings and 401(k) Plan for Salaried Employees, the Vlasic Foods International Savings and 401(k) Plan for Hourly-Paid Employees or one of the Campbell Soup Company Savings and 401(k) Plans (collectively "Plans"). If participants in these Plans are also shareowners of record under the same account information, they will receive a single proxy which represents all shares. If the account information is different, then the participants will receive separate proxies.

Shareowners are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Directors (or, in the case of participants in the Plans referred to above, may be voted at the discretion of the applicable Trustee).

Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareowners will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

A shareowner giving a proxy may revoke it by notifying the Corporate Secretary in writing any time before it is voted. If a shareowner wishes to give a proxy to someone other than the Directors' proxy, all three names appearing on the enclosed proxy may be crossed out and the name of another person inserted. The signed proxy card must be presented at the meeting by the person representing the shareowner.

You may come to the annual meeting and cast your vote there. Please bring the admission ticket, which can be found on the back cover of this proxy statement. If your shares are held in the name of your broker, bank, or other nominee and you wish to vote at the annual meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on October 2, 1998, the record date for voting.

This solicitation of proxies is made on behalf of the Board of Directors of Vlasic with authorization of the Board, and Vlasic will bear the cost. Copies of proxy solicitation material will be mailed to shareowners, and employees of Vlasic may communicate with shareowners to solicit their proxies. Brokers, banks and others holding stock in their names, or in names of nominees, may request and forward copies of the proxy solicitation material to beneficial owners and seek authority for execution of proxies, and Vlasic will reimburse them for their expenses in so doing at the rates approved by the New York Stock Exchange.

WHO WILL COUNT THE VOTE?

Representatives of First Chicago Trust Company of New York and the Corporate Secretary will tabulate the votes and serve as judges of election.

HOW CAN I GAIN ADMITTANCE TO THE ANNUAL MEETING?

If you plan to attend the annual meeting, you will need to bring your admission ticket that is printed on the back cover of this proxy statement. Shareowners who do not have admission tickets will be admitted upon verification of ownership at the door. Directions to the annual meeting are located on page 16 of this proxy statement.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

The Board of Directors, pursuant to the By-Laws, has determined that the number of directors of Vlasic shall be seven. The directors are to be elected to hold office until the next Annual Meeting of Shareowners and until their successors are elected and shall have qualified. Directors are elected by a majority of the votes cast. Except as otherwise specified in the proxy, proxies will be voted for election of the nominees named below.

If a nominee becomes unable or unwilling to serve, proxies will be voted for election of such person as shall be designated by the Board of Directors; however, the management knows of no reason why any nominee should be unable or unwilling to serve.

STRUCTURE OF THE BOARD

The following table sets forth information concerning the nominees as of October 2, 1998:

ROBERT F. BERNSTOCK          PRINCIPAL OCCUPATION: PRESIDENT AND CHIEF EXECUTIVE OFFICER,
                             VLASIC FOODS INTERNATIONAL INC.
[PHOTO]                      FIRST BECAME DIRECTOR: 1998
                             AGE: 47
                             Mr. Bernstock has been President and Chief Executive Officer of Vlasic since March, 1998. In July of 1997, Mr. Bernstock served as Executive Vice President of Campbell Soup Company and President of its Specialty Foods Division which was spun off in March, 1998 as Vlasic Foods International Inc. Prior
                             to that, he was appointed President -- U.S. Grocery Division and Senior Vice President of Campbell Soup Company in March,
                             1996. Mr. Bernstock served as President -- International
                             Grocery Division from August 1994 to February 1996. He
                             served as President -- International Soup Division from
                             June, 1993 to July, 1994 and was Vice President of Campbell
                             Soup Company. Mr. Bernstock is a director of First Brands
                             Corporation, the National Food Processors Association, the
                             Rowan University College of Business Administration, the
                             Philadelphia Tennis Patrons, and Grocery Manufacturers of
                             America and is a Trustee Emeritus for the Campbell Soup
                             Foundation, Conference Board of Canada and Canada's National
                             Institute of Nutrition.


ROBERT T. BLAKELY            PRINCIPAL OCCUPATION: EXECUTIVE VICE PRESIDENT AND CHIEF
                             FINANCIAL OFFICER, TENNECO INC.
[PHOTO]                      FIRST BECAME DIRECTOR: 1998
                             AGE: 56
                             Mr. Blakely has been an Executive Vice President and Chief
                             Financial Officer of Tenneco Inc. since 1981. He is a
                             Director of the New York City Ballet, the Manhattan and
                             Bronx Council of the Boy Scouts of America, Solutia Inc. and
                             the United Way of Greenwich. He is also a Trustee of Cornell
                             University.

MORRIS A. COHEN              PRINCIPAL OCCUPATION: MATSUSHITA PROFESSOR, THE WHARTON
                             SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA
[PHOTO]                      FIRST BECAME DIRECTOR: 1998
                             AGE: 50
                             Mr. Cohen is the Matsushita Professor of Manufacturing and
                             Logistics at the Wharton School of the University of
                             Pennsylvania. He has been a Professor at the Wharton School since 1974. He has been a visiting faculty member at
                             Stanford University and the Massachusetts Institute of
                             Technology, and is Co-Director of Wharton's Fishman-
                             Davidson Center for Service and Operations Management. He is
                             currently a member of Editorial Advisory Board of Supply
                             Chain Management Review, the Journal of Production and
                             Operations Management, and the Journal of Manufacturing and
                             Service Operations Management. He has also done consulting work at Saturn Corp., Intel, IBM, Campbell Soup Company, the
                             U.S. Navy and Teradyne.

RICHARD L. HUBER             PRINCIPAL OCCUPATION: CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                             AETNA, INC.
[PHOTO]                      FIRST BECAME DIRECTOR: 1998
                             AGE: 61
                             Mr. Huber has been Chairman and Chief Executive Officer of
                             Aetna, Inc. since March, 1998. He served as President and
                             Chief Executive Officer of Aetna since July, 1997 and Vice
                             Chairman from 1995 - 1997. He served as President and Chief
                             Operating Officer of Grupo Wasserstein Perella from
                             1994 - 1995 and Vice Chairman of Continental Bank from
                             1990 - 1994. Mr. Huber is a director of Aetna, Inc. and
                             Capital Re Corporation. He is a Trustee of the Mark Twain
                             House and Trinity College.

LAWRENCE C. KARLSON          PRINCIPAL OCCUPATION: CHAIRMAN, AMERISOURCE HEALTH
                             CORPORATION
[PHOTO]                      FIRST BECAME DIRECTOR: 1998
                             AGE 55
                             Mr. Karlson is Chairman of Amerisource Health Corporation.
                             He also provides consulting services to a wide variety of
                             businesses. Prior to 1993, he served as Chairman of
                             Spectra-Physics AB, formerly Pharos AB, where he had also
                             served as President and CEO. Mr. Karlson is a director of
                             AmeriSource Health Corporation, CDI Corporation and
                             Spectra-Physics Lasers Inc.


DONALD J. KELLER             PRINCIPAL OCCUPATION: CHAIRMAN, VLASIC FOODS INTERNATIONAL
                             INC.
[PHOTO]                      FIRST BECAME DIRECTOR: 1998
                             AGE: 66
                             Mr. Keller is Chairman of Vlasic Foods International Inc. He
                             served as Chairman for Prestone Products Corporation from
                             1995 - 1997 and as Chairman of B. Manischewitz Co. from
                             1993 - 1998. His experience includes WestPoint Pepperell
                             Inc. where he served as President and Chief Operating
                             Officer and General Foods Corporation, where he became an
                             Executive Vice President. Mr. Keller is a Director of Dan
                             River Inc. and Air Express International.

SHAUN F. O'MALLEY            PRINCIPAL OCCUPATION: CHAIRMAN EMERITUS, PRICE WATERHOUSE
                             LLP
[PHOTO]                      FIRST BECAME DIRECTOR: 1998
                             AGE: 63
                             Mr. O'Malley retired from Price Waterhouse in 1995. He
                             served at Price Waterhouse for many years, most recently as
                             Chairman and Senior Partner. Mr. O'Malley is a director of the Wharton School at the University of Pennsylvania, Horace
                             Mann Educators Corporation, Coty, Inc. and the Curtis
                             Institute of Music.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES

BOARD MEETINGS AND COMMITTEES

Our Board of Directors met four times in fiscal 1998 following the spin-off of Vlasic as an independent company on March 30, 1998. In addition to meetings of the Board, directors attended meetings of Board committees. Each director attended 75% or more of the total meetings of the Board of Directors and the Board Committees on which the director served. A description of each committee and its membership as of the record date follows.

Audit Committee

Members: Mr. Blakely, Chair; Mr. Cohen; Mr. Karlson

The Audit Committee, composed of non-employee directors, met once in fiscal 1998. The committee's mission is to oversee the adequacy of Vlasic's internal control systems and the accuracy and integrity of its financial reporting. In addition, the Audit Committee sets a positive "tone at the top" which fosters a company-wide attitude of integrity and control consciousness.

The Committee recommends the appointment of Vlasic's independent accountants and confers independently with the internal auditors and the independent accountants. The Committee reviews non-audit services to be performed by the independent accountants and determines appropriate fees for both audit and non-audit services.

Compensation and Organization Committee

Members: Mr. O'Malley, Chair; Mr. Huber; Mr. Keller

The Compensation and Organization Committee, composed of non-employee directors, met once in fiscal 1998. The mission of the Compensation and Organization Committee is to provide an independent review of Vlasic's organization, its performance objectives, and management's compensation. The Committee is responsible for the Chief Executive Officer evaluation process.

Governance Committee

Members: Mr. Keller, Chair; Mr. Blakely, Mr. O'Malley

The Governance Committee, composed of non-employee directors, did not meet in fiscal 1998. The mission of the Governance Committee is to assure the independence of the Board as it exercises its corporate governance and oversight roles.

The Governance Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by shareowners. Such suggestions, together with appropriate biographical information, should be submitted to the Corporate Secretary of Vlasic.

COMPENSATION OF DIRECTORS

A Director who is a Vlasic employee does not receive payment for his services as a director.

The following table displays all components of compensation for non-employee directors:

----------------------------------------------------------------------------------
FORM OF COMPENSATION                               AMOUNT OF COMPENSATION
----------------------------------------------------------------------------------
  Annual Option Grant*                                    $40,000
----------------------------------------------------------------------------------
  Board Attendance Fee**
     (per meeting)                                        $ 2,000
----------------------------------------------------------------------------------
  Committee Attendance Fee**
     (per meeting)                                        $ 1,500
----------------------------------------------------------------------------------

 * On March 30 of each year (beginning March 30, 1999), non-employee directors are granted stock options that have a Black-Scholes value of approximately $40,000 with the exercise price based on the fair market value of Vlasic Stock on March 30 or the next business day, if March 30 is not a business day, which will vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively on the first three anniversaries (new directors will receive a prorated amount of options based on date of election). The stock options have a term of ten years.

** $500 per conference call meeting attended.

On April 6, 1998 Mr. O'Malley and Mr. Blakely each received an option to purchase 5,100 shares of Vlasic common stock. Upon election as directors, Mr. Karlson was granted 4,250 options on June 2, 1998; and Mr. Huber and Mr. Cohen were each granted 3,825 options on July 7, 1998.

On April 6, 1998, Mr. Keller received a retainer of $100,000 and a grant of 35,000 options. Included in the 35,000 options was a special grant of options to compensate Mr. Keller for his loss of certain options to acquire Sysco Corp. stock that he forfeited to become Chairman of Vlasic.

Non-employee directors do not have a retirement plan nor do they participate in Vlasic's benefit plans. They are, however, covered under Vlasic's business travel accident insurance policy while traveling on the Company's business.

Directors have the option to elect to defer all or a portion of any cash compensation. Directors are reimbursed for actual travel costs.

OWNERSHIP OF VLASIC COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership as of October 2, 1998, of the Vlasic Common Stock of each Director, Vlasic's five most highly compensated Executive Officers and the Directors and Executive Officers as a group and also sets forth stock units credited to the individual's deferred compensation account. The account reflects the election of the individuals to defer previously earned compensation into Vlasic stock units. The individuals are fully at risk as to the price of Vlasic stock in their deferred stock accounts. Additional stock units are credited to the accounts to reflect accrual of dividends, if any. The stock units do not carry any voting rights.

--------------------------------------------------------------------------------------------------------------------
                                                           AGGREGATE NUMBER                        TOTAL NUMBER OF
                                                                  OF                                 SHARES AND
                                                          SHARES BENEFICIALLY    VLASIC STOCK         DEFERRED
                          NAME                                 OWNED(a)            DEFERRED             STOCK
--------------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock                                           210,154             200,715            410,869
--------------------------------------------------------------------------------------------------------------------
  Robert T. Blakely                                                   0                  30                 30
--------------------------------------------------------------------------------------------------------------------
  Morris A. Cohen                                                     0                   0                  0
--------------------------------------------------------------------------------------------------------------------
  Richard L. Huber                                                    0                   0                  0
--------------------------------------------------------------------------------------------------------------------
  Lawrence C. Karlson                                            12,000                 100             12,100
--------------------------------------------------------------------------------------------------------------------
  Donald J. Keller                                               10,000                   0             10,000
--------------------------------------------------------------------------------------------------------------------
  Shaun F. O'Malley                                                 500                 119                619
--------------------------------------------------------------------------------------------------------------------
  Norma B. Carter                                                41,068              14,257             55,325
--------------------------------------------------------------------------------------------------------------------
  Mitchell P. Goldstein                                          19,268              11,431             30,699
--------------------------------------------------------------------------------------------------------------------
  Carlos Oliva Funes                                             51,378                 582             51,960
--------------------------------------------------------------------------------------------------------------------
  Rolf B. Richter                                                20,751                 115             20,866
--------------------------------------------------------------------------------------------------------------------
  All directors and executive officers (8) as a group           403,994             227,446            631,440
--------------------------------------------------------------------------------------------------------------------

(a) The shares shown include 307,611 shares of Common Stock with respect to which Executive Officers have a right, as of December 2, 1998, to acquire beneficial ownership because of vested stock options. All persons listed own less than 1% of Vlasic's outstanding shares of Common Stock. All Directors and Executive Officers (8 persons) as a group own 1.4% of outstanding shares. This includes shares owned directly or indirectly.

OWNERSHIP BY OTHERS

At the close of business on October 2, 1998, the record date for the meeting, there were outstanding and entitled to vote 45,488,319 shares of Vlasic common stock, each having one vote. The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the meeting.

PRINCIPAL SHAREOWNERS

Information concerning the owners of more than 5% of the outstanding Vlasic common stock as of October 2, 1998, the record date for the meeting, follows:

                                                          AMOUNT/NATURE OF         PERCENT OF
                                                             BENEFICIAL            OUTSTANDING
                   NAME/ADDRESS(1)                           OWNERSHIP                STOCK
                   ---------------                      --------------------    -----------------
Bennett Dorrance                                             5,363,903(2)              11.8%
DMB Associates,
4201 North 24th Street,
Suite 120
Phoenix, AZ 85016

Mary Alice Malone                                            5,442,537(3)              12.0%
Iron Spring Farm
R.D. #3,
Coatesville, PA 19320

Dorrance H. Hamilton,                                        6,150,738(5)              13.5%
Charles H. Mott and John A. van Beuren
Voting Trustees under the Major
Stockholders' Voting Trust dated as of June 2, 1990
("Voting Trust") and related persons,
P. O. Box 4098
Middletown, RI 02842
Note (4)

(1) The owners of more than 5% of Vlasic Common Stock are descendants of the late Dr. John T. Dorrance, one of the founders of Campbell Soup Company. They were shareholders of record as of March 9, 1998 of Campbell Soup Company and received shares of Vlasic Common Stock pursuant to the spin-off.

(2) Bennett Dorrance is a grandson of Dr. John T. Dorrance and the brother of Mary Alice Malone. Share ownership shown does not include 30,694 shares held by the Estate of his father, John T. Dorrance, Jr., of which he is an Executor, and as to which shares he disclaims beneficial ownership. Does not include 98,242 shares held as one of the Trustees for trusts for, or as guardian of, his children, as to which shares he disclaims beneficial ownership.

(3) Mary Alice Malone is a granddaughter of Dr. John T. Dorrance. Share ownership shown does not include 30,694 shares held by the Estate of her father, John T. Dorrance, Jr., of which she is an Executor and as to which shares she disclaims beneficial ownership. Does not include 2,911 shares held by her cousin as trustee of a trust for her children, as to which shares she disclaims beneficial ownership.

(4) The June 2, 1990 Voting Trust was formed by certain descendants (and spouses, fiduciaries and a related foundation) of the late Dr. John T. Dorrance. The Voting Trust initially covered shares of Campbell Soup Company. By the terms of the Voting Trust, shares of Vlasic received by the Trustees pursuant to the spin-off became subject to the Voting Trust. The participants have indicated that they formed the Voting Trust as a vehicle for acting together as to matters which may arise affecting Campbell's business, in order to attain their objective of maximizing the value of their shares. It is expected that the Voting Trust will act in the same capacity with respect to Vlasic.

    The Trustees act for participants in communications with the Vlasic Board of Directors. Participants believe the Voting Trust may also facilitate communications between the Vlasic Board and the participants. Under the Voting Trust, all shares held by the trust will be voted by the Trustees whose decision must be approved by at least two Trustees if there are three Trustees then acting. In the event of a disagreement among the Trustees designated by the family groups participating in the trust, the shares of the minority may be withdrawn. The Voting Trust continues for ten years from June 2, 1990, unless it is sooner terminated or extended.

(5) Includes 6,080,690 shares (13.4% of the outstanding shares) held by the Voting Trustees with sole voting power and 70,048 shares held by participants outside the Voting Trust or by persons related to them, for a total of 6,150,738 shares (13.5% of the outstanding shares). Includes (i) 2,949,835 shares (6.5% of the outstanding shares) with sole dispositive power held by the Dorrance H. Hamilton Trust of which Mrs. Hamilton is the sole trustee, 200 Eagle Road, Suite 316, Wayne, PA 19087; and (ii) 675,678 shares with sole dispositive power held by Hope H. van Beuren and 672,000 shares with sole dispositive power held by her husband, John A. van Beuren, P. O. Box 4098, Middletown, RI 02842. John and Hope van Beuren also hold 1,400,556 shares with shared dispositive power, including shares held by a family partnership. In addition John van Beuren holds 201,076 shares with shared dispositive power. Participants in the Voting Trust have certain rights to withdraw shares deposited with the Voting Trustees including the right to withdraw these shares prior to any annual or special meeting of Vlasic shareowners. Dispositive power as used above means the power to direct the sale of shares; in some cases it does not include the power to direct how the proceeds of sale can be used.

The foregoing information relating to shareowners is based upon Vlasic stock records, 13D filings, and data supplied to Vlasic by the shareowners as of the record date for the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS STOCK OWNERSHIP REPORTS

The federal securities laws require that Vlasic's Directors and Executive Officers, and any person who owns more than ten percent of Vlasic's common stock, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any securities of Vlasic.

To Vlasic's knowledge, based solely on review of the copies of such reports furnished to Vlasic and written representations that no other reports were required, during the fiscal year ended August 2, 1998, all of Vlasic's Executive Officers, Directors, and greater-than-ten-percent beneficial owners made all required filings.

COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

The Compensation and Organization Committee of the Board of Directors (the "Committee") is comprised of three independent non-employee directors. The Committee provides an independent review of the company's organization, its performance objectives and management's compensation.

Prior to the spin-off by Campbell Soup Company on March 30, 1998, Vlasic's executive officers named in the Summary Compensation Table were employees of Campbell Soup Company. Their compensation for services prior to the effective date of the spin-off and their 1998 annual bonuses were determined solely by Campbell Soup Company.

In anticipation of the spin-off, Campbell Soup Company developed a compensation structure for Vlasic that it considered appropriate for the company. The Committee, working with management, is evaluating this compensation structure. A description of the current program follows.

Policies and Objectives

The key components of Vlasic's executive compensation program are base salary, annual bonus, and long-term incentive. The intention is to maintain base salaries for the executives at approximately the 50th percentile of a compensation peer group composed of 31 consumer packaged goods companies whose size have been comparably regressed (the "compensation peer group"). Annual bonus and long-term incentive are targeted at about the 75th percentile of the same comparably regressed compensation peer group.

Annual Bonus Plan

The annual bonus plan for eligible management level employees provides for awards to be determined shortly after the end of the fiscal year. For the 1998 fiscal year, Campbell Soup Company established the incentive opportunities prior to the spin-off.

For the 1999 fiscal year, annual bonus awards will depend principally upon achieving corporate earnings per share ("EPS") and divisional earnings before interest and taxes ("EBIT") targets set prior to the beginning of the year. In addition, subject to certain exceptions, if Vlasic's rate of annual growth of its EPS places it in the top quartile of all companies in the S&P 500 Food Group and the S&P 400 Mid-Cap Food Group (the "performance peer group"), each bonus-eligible employee would receive an additional 50% of his or her bonus target. The Committee may also consider adjusting the target awards based on the employee's personal performance as measured against his or her particular responsibilities.

Long-Term Incentive Plan

Vlasic's long-term incentive plan currently utilizes stock option grants for eligible management level employees. Non-qualified stock options were granted on April 6, 1998. All options have a ten-year term and an exercise price equal to the fair market value of a share of company common stock on the grant date.

In order to compensate for long-term incentive awards forfeited when leaving Campbell after the spin-off, the options granted in April 1998 to the top 15 key executives were triple the size of a target grant and vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively on the first three anniversaries beginning in April 2000. Options granted to other management level employees vest approximately in thirds on each of the first three anniversaries of the stock option grant date beginning in April 1999.

Base Salaries for Fiscal Year 1998

Except where two executive officers assumed new duties after the spin-off, base salaries for the executive officers, including Mr. Bernstock, remained set at the levels established by Campbell Soup Company prior to the spin-off to reflect the new responsibilities that they were assuming with Vlasic.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid one or more of the executive officers listed on page 10, unless certain requirements are met. Vlasic's philosophy with respect to the limit on the tax-deductibility of executive compensation is to use certain objective performance standards to qualify for exceptions to any applicable loss of tax deductions. The Committee anticipates that Vlasic will not lose any tax deductions due to these rules in 1998.

COMPENSATION AND ORGANIZATION COMMITTEE

Shaun F. O'Malley, Chairman
Richard L. Huber
Donald J. Keller

COMPENSATION AND ORGANIZATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

None.

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth the compensation received by Vlasic's President and Chief Executive Officer and the four other most highly compensated Executive Officers for fiscal 1998. William R. Lewis was elected Chief Financial Officer of Vlasic in February 1998 and was not employed by Campbell in the first half of fiscal 1998. Accordingly, he does not appear in the following table.

SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       LONG-TERM AWARDS
                                                                               ---------------------------------
                                                                                   RESTRICTED       SECURITIES
                                                   ANNUAL COMPENSATION               STOCK          UNDERLYING      ALL OTHER
      NAME AND PRINCIPAL          FISCAL   -----------------------------------       AWARDS          OPTIONS       COMPENSATION
           POSITION               YEAR*       BASE SALARY          BONUS              (1)             (#)(2)          ($)(3)
---------------------------------------------------------------------------------------------------------------------------------
 Robert F. Bernstock               1998        $446,667            $347,489          $        0        450,000       $23,825
 President and                     1997        $336,875            $282,093          $1,880,177        100,000       $18,352
 Chief Executive Officer
---------------------------------------------------------------------------------------------------------------------------------
 Carlos Oliva Funes                1998        $443,433            $129,720          $        0         60,000       $22,172
 Vice President and                1997        $430,500            $ 95,696          $  468,988         10,700       $30,000
 President-Swift-Armour
---------------------------------------------------------------------------------------------------------------------------------
 Norma B. Carter                   1998        $170,000            $121,849          $   22,006         65,000       $ 8,755
 Vice President,                   1997        $151,667            $ 75,172          $  231,488          6,750       $ 6,805
 General Counsel
 and Corporate Secretary
---------------------------------------------------------------------------------------------------------------------------------
 Rolf B. Richter                   1998        $182,593            $ 82,310          $   16,504         50,000       $ 7,947
 Vice President and                1997        $168,920            $ 87,599          $  201,856          5,625       $     0
 President -- Europe
---------------------------------------------------------------------------------------------------------------------------------
 Mitchell P. Goldstein             1998        $190,000            $ 73,665          $   13,779         50,000       $ 7,910
 Vice President --                 1997        $174,375            $ 57,097          $  158,482          4,950       $ 6,944
 Strategic Planning and
 Corporate Development
 President -- Vlasic Farms,
   Inc.
---------------------------------------------------------------------------------------------------------------------------------

 * The Company is reporting on fiscal years 1997 and 1998 only in accordance with applicable regulations of the Securities and Exchange Commission.

(1) The Restricted Stock Awards for 1997 for the fiscal 1998 to 2000 performance period were forfeited at the time of the spin-off from Campbell. In order to compensate for this, the options granted in April 1998 to the top 15 key executives were triple the size of a target grant.

(2) The stock option grants shown for 1998 represent options on Vlasic common stock and are described in the footnotes to the table captioned "Option Grants in Last Fiscal Year" on page 11. The stock option grants shown for 1997 represent options on Campbell common stock. Under the Benefits Sharing Agreement between Campbell Soup Company and Vlasic Foods International Inc. these Campbell stock options were converted in connection with the spin-off into replacement options on Vlasic common stock, with the award preserving the economic value of the original Campbell grant at the time of the spin-off. As a result, Mr. Bernstock's stock options for 1997 were converted into 253,357 Vlasic options, Mr. Oliva Funes' were converted into 27,109 Vlasic options, Ms. Carter's were converted into 17,102 Vlasic options, Mr. Richter's were converted into 14,251 Vlasic options, and Mr. Goldstein's were converted into 12,541 Vlasic options.

(3) "All Other Compensation" consists of Campbell/Vlasic contributions or allocations to savings plans (tax-qualified and supplemental) or, in the case of Mr. Oliva Funes, consulting fees for services rendered to other Campbell businesses in Latin America prior to the spin-off.

OPTION GRANTS IN LAST FISCAL YEAR(1)

----------------------------------------------------------------------------------------------------------------
                                                                                                    GRANT DATE
                                            INDIVIDUAL GRANTS                                          VALUE
----------------------------------------------------------------------------------------------------------------
                                        NUMBER OF      % OF TOTAL
                                        SECURITIES      OPTIONS
                                        UNDERLYING     GRANTED TO
                                         OPTIONS      EMPLOYEES IN    EXERCISE OR                   GRANT DATE
                                         GRANTED      FISCAL YEAR     BASE PRICE     EXPIRATION    PRESENT VALUE
                NAME                      (#)(2)          (3)           ($/SH)          DATE          ($)(4)
----------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock                    450,000         28.0%          22.6875        4/6/08        $ 3,924,000
----------------------------------------------------------------------------------------------------------------
  Carlos Oliva Funes                      60,000          3.7%          22.6875        4/6/08        $   523,200
----------------------------------------------------------------------------------------------------------------
  Norma B. Carter                         65,000          4.0%          22.6875        4/6/08        $   566,800
----------------------------------------------------------------------------------------------------------------
  Rolf B. Richter                         50,000          3.1%          22.6875        4/6/08        $   436,000
----------------------------------------------------------------------------------------------------------------
  Mitchell P. Goldstein                   50,000          3.1%          22.6875        4/6/08        $   436,000
----------------------------------------------------------------------------------------------------------------

(1) The options shown in this table are options to purchase Vlasic Stock. These options have a ten-year vesting term and vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively on the first three anniversaries beginning in April 2000.

(2) The numbers shown do not include grants made as the result of the conversion of options on Campbell common stock granted prior to 1998. These Campbell options were converted in connection with the spin-off into replacement Vlasic common stock options, preserving the economic value of the original Campbell grant at the time of the spin-off. As a result of these conversions, the named executive officers received options on Vlasic common stock, as follows: Mr. Bernstock, options on 447,327 shares; Mr. Oliva Funes, options on 91,056 shares; Ms. Carter, options on 47,378 shares; Mr. Richter, options on 100,545 shares; and Mr. Goldstein, options on 33,152 shares. All options for these executives have exercise prices ranging from $9.7072 to $19.0689 and are with expiration dates ranging from June 22, 2005 to June 26, 2007.

(3) Percentages are based upon the total number of options on Vlasic common stock granted after the spin-off under the Vlasic Foods International Long-Term Incentive Plan.

(4) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option pricing models require a prediction about the future movement of stock price. The following assumptions were made for the purposes of calculating the grant date present value: option term of 6 years, volatility of 27.0%, 0% dividend yield, and interest of 5.63% (six-year Treasury note rate at January 2, 1998). The real value of options in this table depends upon the actual performance of Vlasic Stock during the applicable period and upon when they are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

-------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                  SHARES           VALUE                  OPTIONS                  AT FY-END ($)(2)
                               ACQUIRED ON        REALIZED             AT FY-END (#)         ----------------------------
  NAME                         EXERCISE (#)        ($)(1)       ----------------------------
                                                                                                     EXERCISABLE/
                                                                       EXERCISABLE/                 UNEXERCISABLE
                                                                      UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock
     Vlasic Options                        0                0        177,552/719,775              $520,651/$356,668
     Campbell Options                 13,927         $648,013           178,586/0                   $6,235,999/$0
-------------------------------------------------------------------------------------------------------------------------
  Carlos Oliva Funes
     Vlasic Options                        0               $0         44,513/106,543              $203,168/$106,543
     Campbell Options                      0               $0            48,373/0                   $1,570,063/$0
-------------------------------------------------------------------------------------------------------------------------
  Norma B. Carter
     Vlasic Options                        0               $0         21,724/90,654                $89,349/$52,799
     Campbell Options                      0               $0            18,604/0                    $587,946/$0
-------------------------------------------------------------------------------------------------------------------------
  Rolf B. Richter
     Vlasic Options                        0               $0         18,816/131,729               $81,430/$324,137
     Campbell Options                      0               $0            44,979/0                   $1,624,760/$0
-------------------------------------------------------------------------------------------------------------------------
  Mitchell P. Goldstein
     Vlasic Options                        0               $0         14,795/68,357                $57,966/$36,962
     Campbell Options                      0               $0            5,566/0                     $146,040/$0
-------------------------------------------------------------------------------------------------------------------------

(1) The amounts in this column reflect the fair market value of shares received on the exercise date minus the exercise price. Exercise of options on Campbell common stock are shown only if they occurred prior to March 30, 1998, the effective date of the spin-off.

(2) These year-end values represent the difference between (a) the fair market value of the company common stock underlying the options on July 31, 1998 (Vlasic market price of $17.5625 and Campbell marketprice of $54.00) and (b) the exercise prices of the options. "In-the-money" means that the fair market value of the underlying stock is greater than the option's exercise price on the valuation date.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total return to shareowners on Vlasic's common stock with the cumulative total return on each of three indices: the Standard & Poor's 500 Stock Index (S&P 500), the Standard & Poor's 500 Food Index (S&P Food) and the Standard & Poor's Midcap 400 Food Group (S&P Midcap
Food). We have chosen to compare Vlasic's performance with that of these three indices to show the performance of the Food Group within the S&P 500 compared to the S&P 500 as well as the S&P Mid Cap Food Group of which Vlasic is a component. The graph assumes that $100 was invested on March 10, 1998, in each of Vlasic stock, the S&P 500, the S&P Food Group and the S&P Midcap Food Group and that all dividends were reinvested.

                          VLASIC RETURN TO SHAREOWNERS
                      COMPARISON WITH MAJOR MARKET INDICES
                         [RETURN TO STOCKHOLDERS TABLE]

              VLASIC CLOSING PRICE WAS $17.5625 ON JULY 31, 1998

                                                                                      S & P Midcap
                                   Vlasic           S & P 500        S & P Food           Food
10-Mar                             100.00            100.00            100.00            100.00
31-Mar                             112.90            103.60            102.40             97.00
30-Apr                             101.40            104.60            100.20             93.30
29-May                              95.30            102.80            103.20             94.10
30-Jun                              88.50            107.00            103.10             95.90
31-Jul                              77.20            105.90             94.30             91.00

PENSION PLANS

The following table illustrates the approximate annual pension that may become payable to an employee in the higher salary classifications under Vlasic's regular and supplementary pension plans.

    AVERAGE
  COMPENSATION
   IN HIGHEST                   ESTIMATED ANNUAL PENSIONS
   5 YEARS OF                        YEARS OF SERVICE
 LAST 10 YEARS     ----------------------------------------------------
 OF EMPLOYMENT        20         25         30         35         40
----------------   --------   --------   --------   --------   --------
$200,000......     $ 56,887   $ 71,109   $ 85,331   $ 90,331   $ 95,331
$300,000......     $ 86,887   $108,609   $130,331   $137,831   $145,331
$400,000......     $116,887   $146,109   $175,331   $185,331   $195,331
$500,000......     $146,887   $183,609   $220,331   $232,831   $245,331
$600,000......     $176,887   $221,109   $265,331   $280,331   $295,331
$700,000......     $206,887   $258,609   $310,331   $327,831   $345,331
$800,000......     $236,887   $296,109   $355,331   $375,331   $395,331
$900,000......     $266,887   $333,609   $400,331   $422,831   $445,331
$1,000,000....     $296,887   $371,109   $445,331   $470,331   $495,331

Compensation covered for executive officers named in the table on page 10 is the same as the total salary and bonus shown in that table. These estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to deduction for Social Security benefits or other offsets. The years of service set forth below for Mr. Bernstock include additional years of service pursuant to a Mid-Career Hire Pension Agreement designed to replace a similar plan at Campbell Soup Company and include years of service while an employee of Campbell. As of the end of fiscal 1998, the full years of accrued service under the pension plans for Mr. Bernstock was 21. As of the end of fiscal 1998, the full years of accrued service under the pension plan for the following three individuals other than Mr. Bernstock named in the compensation table on page 10 were as follows: Ms. Carter, 17; Mr. Richter, 5; and Mr. Goldstein, 3. Carlos Oliva Funes does not participate in the Vlasic pension plan.

TERMINATION ARRANGEMENT

Vlasic has entered into a Severance Protection Agreement (the "Agreement") with Mr. Bernstock. The Agreement provides severance pay and continuation of certain benefits should a Change in Control occur. The independent members of the Board of Directors unanimously approved entry into the Agreement. In order to receive benefits under the Agreement, Mr. Bernstock's employment must be terminated: (a) involuntarily by Vlasic, without cause, whether actual or "constructive," within two years following a Change in Control; or (b) by Mr. Bernstock within a thirty day "window period" beginning one year after a Change in Control.

Generally, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

     (i) the acquisition of 25% or more of the outstanding voting stock of Vlasic by any person or entity, with certain exceptions for John T. Dorrance family members;

     (ii) the persons serving as directors of Vlasic as of July 7, 1998 and those replacement or additions subsequently approved by a two-thirds vote of the Board, cease to make up at least two-thirds of the Board;

     (iii) a merger, consolidation or share exchange in which the shareowners of Vlasic prior to the merger wind up owning 80% or less of the surviving corporation; or

     (iv) a complete liquidation or dissolution of Vlasic or disposition of all or substantially all of the assets of Vlasic.

If triggered under the Agreement, severance pay would equal three years' base salary and bonus. Medical, dental, life and disability benefits would be provided at the expense of Vlasic for the lesser of: (i) 30 months; or (ii) the number of months remaining until Mr. Bernstock's 65th birthday. Vlasic would pay in a single payment an amount equal to the value of the benefit Mr. Bernstock would have accrued under Vlasic's pension plans had he remained in the employ of Vlasic for an additional 30 months or until his 65th birthday, if earlier. Under the Agreement, Mr. Bernstock would be eligible for a gross-up payment for excess taxes, interest or penalties imposed by Section 4999 of the Internal Revenue Code, and all options outstanding on the date of such Change in Control would become immediately and fully exercisable.

RATIFICATION OF INDEPENDENT ACCOUNTANTS (PROXY ITEM NO. 2)

The proxy, unless otherwise directed thereon, will be voted for a resolution ratifying action of the Board, upon the recommendation of its Audit Committee, appointing the firm of PricewaterhouseCoopers LLP Certified Public Accountants, as independent accountants to conduct an audit of the accounts of Vlasic for fiscal 1999. PricewaterhouseCoopers was originally appointed to act as the company's independent accountants in March 1998 when Vlasic became an independent entity. PricewaterhouseCoopers is knowledgeable about the company's operations and accounting practices as a result of its past service as independent accountants for Campbell Soup Company and is well qualified to act as independent accountants.

The vote required for ratification is a majority of shares voting. If the resolution is rejected, or if PricewaterhouseCoopers declines to act or becomes incapable of acting, or if their employment is discontinued, the Board will appoint other accountants whose continued employment after the 1999 Annual Meeting of Shareowners will be subject to ratification by the shareowners.

Representatives of PricewaterhouseCoopers will be at the 1998 Annual Meeting to make a statement if they desire to do so and to answer questions.

For fiscal 1998 PricewaterhouseCoopers also examined the separate financial statements of certain of Vlasic's foreign subsidiaries and provided other audit services to Vlasic in connection with the spin-off, Securities and Exchange Commission filings, review of periodic financial statements and audits of certain employee benefit plans.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for action at the meeting. If other matters come before the meeting, it is the intention of the Directors' proxy to vote on such matters in accordance with his best judgment.

SUBMISSION OF SHAREOWNER PROPOSALS

Under the rules of the Securities and Exchange Commission now in effect, shareowner proposals intended for inclusion in next year's Proxy Statement must be directed to the Corporate Secretary at Vlasic Plaza, Six Executive Campus, Cherry Hill, New Jersey, 08002-4112, and must be received by June 22, 1999.

                                      /s/ NORMA B. CARTER
                                      Norma B. Carter
                                      Corporate Secretary

October 20, 1998

NOTE: SHAREOWNERS MAY RECEIVE A COPY OF THE COMPANY'S ANNUAL FORM 10-K REPORT, WITHOUT CHARGE, BY WRITING INVESTOR RELATIONS AT VLASIC'S HEADQUARTERS OR BY CALLING (609) 969-7427 OR EMAIL AT BOEHLYNM@VLASIC.COM.

DIRECTIONS TO THE
HYATT REGENCY GREENWICH:

FROM KENNEDY AIRPORT

Follow the Van Wyck Expressway 678 to the Whitestone Expressway. Go over the Whitestone Bridge. Once over the bridge, follow I-95 North. Get off at the Old Greenwich Exit 5. Make a right at the end of the exit onto Route 1/East Putnam Avenue. Follow for three (3) traffic lights. At the third light make a right into the Hotel entrance.

FROM LA GUARDIA AIRPORT

Follow the Grand Central Parkway to the Van Wyck Expressway to the Whitestone Bridge Expressway exit. Go over the bridge and follow signs to I-95 North New England. Get off at the Old Greenwich Exit 5. Make a right at the end of the exit onto Route 1/East Putnam Avenue. Follow for three (3) traffic lights. At the third light make a right into the Hotel entrance.

FROM NEW JERSEY

Follow the Garden State Parkway North to 287 East (Tappan Zee Bridge). Once over the bridge, take Exit 8 (New England/287 East). Follow 287 East to I-95 North. Get off at the Old Greenwich Exit 5. Make a right at the end of the exit onto Route 1/East Putnam Avenue. Follow for three (3) traffic lights. At the third light make a right into the Hotel entrance.

FROM 684 (WESTCHESTER AIRPORT)

Follow 684 South to 287 East. Take 287 East to I-95 North. Get off at the Old Greenwich Exit 5. Make a right at the end of the exit onto Route 1/East Putnam Avenue. Follow for three (3) traffic lights. At the third light make a right into the Hotel entrance.

                                  [GRAPHIC]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

------------------------------------------------------------------

                                 [VLASIC LOGO]

                         Annual Meeting of Shareowners

                            Hyatt Regency Greenwich
                            1800 East Putnam Avenue
                        Old Greenwich, Connecticut 06870

                                December 1, 1998
                                   10:00 A.M.

                                ADMISSION TICKET

------------------------------------------------------------------

PROXY
                         VLASIC FOODS INTERNATIONAL INC.
                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON DECEMBER 1, 1998.

     The undersigned hereby appoints Donald J. Keller, or, in his absence, Robert F. Bernstock, or, in the absence of both of them, Norma B. Carter, and each or any of them, proxies with full power of substitution, to vote all shares the undersigned is entitled to vote, at the Annual Meeting of Shareowners of Vlasic Foods International Inc. to be held at The Hyatt Regency Greenwich, 1800 East Putnam, Old Greenwich, Connecticut, at 10:00 a.m. and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof. If the undersigned is a participant in one of the Vlasic Foods International Inc. Savings and 401(k) Plans or in one of the Campbell Soup Company Savings and 401(k) Plans (any of such plans, a "Savings Plan"), then the undersigned hereby directs the respective trustee of the applicable Savings Plan to vote all shares of Vlasic Foods International Inc. Common Stock in the undersigned's Savings Plan account at the aforesaid Annual Meeting and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof.

  (Change of Address/Comments)
_________________________________
_________________________________
_________________________________
_________________________________

(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

To vote in accordance with the Board of Directors' recommendations just sign the reverse side; no boxes need to be marked. Please return proxy card promptly using the enclosed envelope.


SEE REVERSE SIDE
--------------------------------------------------------------------------------
     #FOLD AND DETACH PROXY CARD HERE AND RETURN IN ENCLOSED ENVELOPE#

                                  [Vlasic LOGO]

                          ANNUAL MEETING OF SHAREOWNERS
                                DECEMBER 1, 1998
                                   10:00 A.M.
                             HYATT REGENCY GREENWICH
                                1800 EAST PUTNAM
                           OLD GREENWICH, CONNECTICUT

PLEASE NOTE: IF YOU PLAN TO ATTEND THE 1998 ANNUAL MEETING OF SHAREOWNERS, PLEASE MARK THE APPROPRIATE BOX ON THE REVERSE SIDE OF THE PROXY CARD.

[X]  PLEASE MARK YOUR                                                       2861
     VOTES AS IN THIS
     EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR PROPOSAL NO. 2.

                                   FOR    WITHHELD FOR ALL NOMINEES
1. Election of Directors           [ ]      [ ]

For, except vote withheld from the following nominee(s):

_________________________________


NOMINEES FOR DIRECTOR:
Robert F. Bernstock, Robert T. Blakely, Morris A. Cohen,
Richard L. Huber, Lawrence C. Karlson, Donald J. Keller,
Shaun F. O'Malley

                                        FOR       AGAINST        ABSTAIN
2. Ratification of Appointment          [ ]         [ ]            [ ]
   of Independent Accountants.

I plan to attend the     [ ]
Annual Meeting of
Shareowners.

Change of Address:       [ ]
Mark this box and
see reverse side.

Please sign EXACTLY as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

_________________________________

_________________________________
SIGNATURE(S)            DATE

--------------------------------------------------------------------------------
     #FOLD AND DETACH PROXY CARD HERE AND RETURN IN ENCLOSED ENVELOPE#